UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2005
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)		02142 (Zip Code)
Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
•	Burt Adelman, M.D., the registrant’s Executive Vice President, Development, entered into a Rule 10b5-1 sales plan on October 31, 2005. The plan includes stock options, restricted stock and restricted stock units. Sales under the plan are scheduled to take place between January 3, 2006 and December 31, 2007. The maximum number of shares which can be sold under the plan is 457,250. The actual number of shares that may be sold under the plan is dependent upon a number of factors, including the attainment of share price targets specified in the plan, the vesting of certain stock options included in the plan, and the vesting of the restricted stock and restricted stock units included in the plan.

•	Robert Hamm, the registrant’s Senior Vice President, Immunology Business Unit, entered into a Rule 10b5-1 sales plan on October 31, 2005. The plan includes stock options, restricted stock and restricted stock units. Sales under the plan are scheduled to take place between January 3, 2006 and June 30, 2007. The maximum number of shares which can be sold under the plan is 151,950. The actual number of shares that may be sold under the plan is dependent upon a number of factors, including the attainment of share price targets specified in the plan, the vesting of certain stock options included in the plan, and the vesting of the restricted stock and restricted stock units included in the plan.

•	Michael Kowolenko, the registrant’s Senior Vice President, Pharmaceutical Operations & Technology, entered into a Rule 10b5-1 sales plan on October 31, 2005. The plan includes stock options, restricted stock and restricted stock units. Sales under the plan are scheduled to take place between January 3, 2006 and March 26, 2007. The maximum number of shares which can be sold under the plan is 55,258. The actual number of shares that may be sold under the plan is dependent upon a number of factors, including the attainment of share price targets specified in the plan, the vesting of certain stock options included in the plan, and the vesting of the restricted stock and restricted stock units included in the plan.

•	Mark Wiggins, the registrant’s Executive Vice President, Business Development, entered into a Rule 10b5-1 sales plan on October 31, 2005. The plan includes shares of restricted stock, restricted stock units and directly held shares. Sales under the plan are scheduled to take place between January 3, 2006 and June 27, 2007. The maximum number of shares which can be sold under the plan is 74,078. The actual number of shares that may be sold under the plan is dependent upon a number of factors, including the vesting of the restricted stock and restricted stock units included in the plan.

•	Peter Kellogg, the registrant’s Executive Vice President, Finance and Chief Financial Officer, entered into a Rule 10b5-1 sales plan on November 7, 2005. The plan includes shares of restricted stock and restricted stock units. Sales under the plan are scheduled to take place between September 19, 2006 and March 26, 2007.

The maximum number of shares which can be sold under the plan is 65,000. The actual number of shares that may be sold under the plan is dependent upon a number of factors, including the vesting of the restricted stock and restricted stock units included in the plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
	By:	/s/ Raymond G. Arner
Raymond G. Arner
Date: November 14, 2005		Acting General Counsel